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                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholders
Revlon, Inc.:

We consent to the use of our report included in the Annual Report on Form 10-K for the year ended December 31, 1998 of Revlon, Inc., which is incorporated herein.



                                                     /s/ KPMG LLP

New York, New York
April 13, 1999